UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7 Corporate Park

Norwalk, Connecticut 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.02 regarding the entry by Reed’s, Inc., a Delaware corporation (“Reed’s”) into the Separation, Settlement and Release of Claims Agreement with Stefan Freeman, the company’s former Chief Operating Officer, are incorporated herein by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2019, Reed’s entered into a Separation, Settlement and Release of Claims Agreement with Stefan Freeman, its former Chief Operating Officer (“Separation Agreement”) in connection with Mr. Freeman’s resignation from his position as Chief Operating Officer of Reed’s and the subsequent termination of his employment effective November 30, 2019. The Agreement will also be effective on November 30, 3019.

The Separation Agreement supersedes and replaces his Employment Agreement dated October 4, 2017 and provides for the payment of certain severance benefits by Reed’s to Mr. Freeman including the following: (a) salary continuation in an amount equal to 7 months’ salary at Mr. Freeman’s base salary rate, less all applicable withholdings and (b) payment of Mr. Freeman’s COBRA premium for earlier of seven months or until commencement of coverage sponsored by subsequent employer (including employer of spouse). In addition, the Separation Agreement contains a general mutual release related to Mr. Freeman’s employment with the Reed’s and customary confidentiality, non-disclosure, non-solicitation and non-disparagement provisions.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement. A copy of the Separation Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: November 29, 2019	By:	/s/ Norman Snyder
Norman Snyder
Chief Operating Officer